Q3 2026 Investor Presentation NASDAQ: GLRE

Cautionary Note Regarding Forward-Looking Statements and Non-GAAP Measures and Investment Disclosures This Investor Presentation (this “Presentation”) is intended solely for the informational purposes of the persons to whom it is presented in connection with the quarterly earnings results of Greenlight Capital Re, Ltd. (the “Company”). This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and we intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. federal securities laws. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward looking statements are typically identified by words such as “expect”, “believe”, “anticipate”, “outlook”, “estimate”, “goal” and “strategy” or conditional verbs such as “will” and “may” or the negative of these terms, although not all forward-looking statements contain these words, and include statements relating to market opportunity, our strategic priorities, strategic growth and return on equity projections. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on the Company’s behalf. These risks and uncertainties include; any suspension or revocation of any of our licenses; losses from catastrophes; the loss of significant brokers; the performance of Solasglas Investments, LP; a downgrade or withdrawal of our A.M. Best ratings; the carry values of our investments made under our Greenlight Re Innovations pillar may differ significantly from those that would be used if we carried these investments at fair value; and other factors described in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), as those factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, which speak only as to the date of this Presentation, whether as a result of new information, future events, or otherwise, except as provided by law. In presenting the Company’s results, management has included the following financial measure that is not calculated under standards or rules that comprise generally accepted accounting principles in the United States (“GAAP”): fully diluted book value per share. This non-GAAP measure may be defined or calculated differently by other companies. Management believes this measure allows for a more thorough understanding of the underlying business. Non-GAAP measures may not be comparable to similarly titled measures reported by other companies and should be used to monitor our results and should be considered in addition to, and not viewed as a substitute for those measures determined in accordance with GAAP. Reconciliations to the most comparable GAAP figures can be found at the back of this Presentation. This Presentation also contains certain figures and metrics that are unaudited, including, for example, growth in gross premiums written and other interim financial information. All information provided for Solasglas Investments, LP is for informational purposes only and should not be deemed as investment advice or a recommendation to purchase or sell any specific security. Performance returns reflect the total returns, net of fees and expenses. Returns are net of either the modified high water mark performance allocation of 10% or the standard 20% performance allocation. All figures are unaudited. Greenlight Re and DME Advisors, LP (“DME”) do not undertake to update any information contained herein as a result of audit adjustments or other corrections. Past performance is not indicative of future results. Actual returns may differ from the returns presented. greenlightre.com 2

Greenlight Re: Introduction greenlightre.com 3

Designed to achieve higher rates of return over the long term than more traditional fixed income investment strategies Low correlation to underwriting Liquid portfolio Use investment to gain optionality in both insurance and reinsurance opportunities Capture capital appreciation from early-stage investments Target ability to influence strategic direction and future participation rights in each deal Open Market Reinsurance Underwriting Innovations Underwriting & Investments Value Oriented Investments (Solasglas Investments, LP) greenlightre.com 4 Three Strategic Pillars to Drive Book Value Growth Our three pillars create a diversified earnings profile—enabling us to pursue consistent, long-term returns for shareholders Provide reinsurance globally, on both proportional and non-proportional bases Maintain a highly diversified book with the flexibility to adjust line concentration based on market conditions Business is primarily sourced through global reinsurance brokers Long-short strategy reduces market exposure

greenlightre.com 5 Greenlight Re Overview and Highlights Our strategic focus is driving underwriting excellence with respect to each and every decision we make 1. Multiline includes our Funds at Lloyd's and Syndicate 3456 business. 2. Gross premiums written is for the trailing 12 months. Business mix chart represents gross premiums written by line of business for trailing twelve months. 3. Refers to fully diluted BVPS growth. Fully diluted BVPS is a non-GAAP measure. See Appendix for non-GAAP measure rationale and reconciliation to the most comparable GAAP measure. Period measured: December 31, 2021 through September 30, 2026. 4. During the third quarter of 2026, we repurchased 504,829 ordinary shares at an aggregate cost of $8.0 million at an average price of $15.77 per share. Also, during October 2026, we repurchased a further 220,352 ordinary shares at an aggregate cost of $3.3 million at an average cost of $14.95. 5. Debt leverage (calculated as total debt divided by shareholders’ equity) has significantly decreased in recent years from 12% at year-end 2023 to 1% as of Q3 2026 close. 3 Offices in Strategic International Locations $754M Gross Premiums Written2 $2.3B Q3 2026 Total assets $30.5M Value of shares repurchased in 20264 “A” (Excellent) AM Best Financial Strength Rating (Stable Outlook) $695M Q3 2026 Shareholders’ Equity 48.5% 2022-2026 Cumulative Book Value Growth3 20+ Years Operating History 1% Total Debt Leverage5 Diverse Business Mix1 Specialty 23% Casualty 9% Financial 15% Health 1% Multiline 42% Property 10%

A+ (Superior) (stable outlook) A.M. Best Financial Strength Rating United Kingdom Syndicate 3456 (Lloyd’s) A (Excellent) (stable outlook) A.M. Best Financial Strength Rating Cayman Islands Greenlight Reinsurance, Ltd. greenlightre.com 6 Underwriting Platforms Our lean, flexible platform provides global market access via three strategically located jurisdictions: A (Excellent) (stable outlook) A.M. Best Financial Strength Rating • Irish regulated subsidiary enables efficient access to EU and London markets • Solvency II jurisdiction • Access to strong local (re)insurance talent pool • Underwriters in this office focus on global specialty business • Access to Lloyd's network, brand and ratings • Transitioning to Full Syndicate effective January 1, 2027 following approval by Lloyd's Council in late 2026 • Full Syndicate status broadens business plan (former business plan limited to Innovations only), with GWP capacity in 2027 expanding • Home office since founding in 2004 • Cayman Islands Monetary Authority (CIMA): a prudent and risk-based regulator • CIMA and the Cayman Islands Government explicitly support the reinsurance industry, with strong focus and expertise in this area and a stated commitment toward achieving NAIC “qualified jurisdiction” status Greenlight Capital Re, Ltd. NASDAQ: “GLRE” Ireland Greenlight Reinsurance Ireland, DAC

Gross Premiums Written ($ in millions) Combined Ratio greenlightre.com 7 Disciplined, Profitable Growth 10% premium CAGR 2021–25; combined ratio below 100% in two of last three years and YTD $565 $563 $637 $698 $773 $612 $593 2021 2022 2023 2024 2025 9M 2025 9M 2026 CAGR: 10.0% 1 100.9% 102.3% 94.5% 101.4% 94.6% 95.4% 95.6% 69.5% 67.4% 61.7% 69.0% 62.3% 62.8% 61.3% 26.9% 30.5% 29.0% 28.5% 28.0% 28.0% 29.1% 4.5% 4.4% 3.8% 3.9% 4.3% 4.6% 5.2% 2021 2022 2023 2024 2025 9M 2025 9M 2026 Underwriting Expense Ratio Acquisition Cost Ratio Loss Ratio 1. CAGR in the chart is calculated from full-year 2020 gross premiums written ($479.8M) through full-year 2025.

greenlightre.com 8 Consistent Book Value Growth Positive net income every year since 2021 $18 $25 $87 $43 $75 $9 2021 2022 2023 2024 2025 9M 2026 $13.99 $14.33 $16.74 $17.95 $20.43 $20.78 2021 2022 2023 2024 2025 9M 2026 Net Income ($ in millions) Fully Diluted Book Value Per Share CAGR: 8.8%1 1. CAGR in the chart is calculated from December 31, 2020 ($13.42) through year-end 2025.

greenlightre.com 9 Balance Sheet Strength $476 $503 $596 $636 $708 $695 2021 2022 2023 2024 2025 Q3 2026 17% 16% 12% 9% 1% 1% 2021 2022 2023 2024 2025 Q3 2026 Shareholders' Equity ($ in millions) Debt Leverage Financial Strength Rating Upgrade: In November 2025, AM Best upgraded the financial strength rating of Greenlight Reinsurance, Ltd. and Greenlight Reinsurance (Ireland), dac to "A" (Excellent) with a Stable outlook — reflecting strengthened capitalization, improved operating performance, and a more diversified earnings profile. Shareholders' equity up nearly 50% 2021–25; debt leverage cut from 17% to 1%

Third Quarter Highlights greenlightre.com 10

greenlightre.com 11 Third Quarter Highlights Q3 2025 Q3 2026 9M 2025 9M 2026 Gross Premiums Written $184.4 $181.9 $612.0 $592.9 Net Underwriting Income $22.3 $14.6 $22.6 $20.6 Combined Ratio 86.6% 90.5% 95.4% 95.6% Net Income (Loss) $(4.4) $3.2 $25.6 $9.4 Return on Equity (0.7)% 0.5% 3.7% 1.3% Fully Diluted Book Value Per Share $18.90 $20.78 $18.90 $20.78 Total Shareholders’ Equity $658.9 $694.5 $658.9 $694.5 (expressed in millions U.S. dollars, except percentages and per share amounts) "We are pleased to report strong underwriting income in the third quarter, aided by a relatively benign catastrophe and large loss environment. The conservative reserving approach we took on Middle East–related exposures last quarter has developed favorably, and our year-to-date underwriting result is now trending in line with our expectations." - Greg Richardson, Chief Executive Officer

Segment Results greenlightre.com 12

$155 $139 $528 $471 Q3 2025 Q3 2026 9M 2025 9M 2026 84.5% 87.9% 94.4% 94.6% 53.0% 51.2% 62.8% 59.9% 27.7% 31.8% 28.0% 30.5% 3.8% 4.9% 3.6% 4.2% Q3 2025 Q3 2026 9M 2025 9M 2026 Key Highlights greenlightre.com 13 Open Market Segment Gross Premiums Written ($ in millions) Business Mix Combined Ratio Strong underwriting income and combined ratio for this segment in Q3 2026 Continue to see benefits in portfolio underwriting opportunities for this segment as a result of AM Best upgrade to "A" (Excellent) financial strength rating in 2025 * Business Mix chart represents gross premiums written by line of business for trailing twelve months. Gross premiums written declined to $139 million in Q3 2026 compared to $155 million in Q3 2025 as a result of targeted portfolio actions and non-renewal of certain casualty business in 2025 and 2026 Underwriting Expense Ratio Acquisition Cost Ratio Loss Ratio Casualty 6% Financial 14% Multiline 43% Property 12% Specialty 25%

greenlightre.com 14 Innovations Segment 2.9 point combined ratio improvement in YTD 2026 versus prior year period Maintain a whole account quota share on the segment’s underwriting portfolio, providing rated third-party capacity and validation Gross premiums written increased 46.4% to $43 million in Q3 2026 compared to $29 million in Q3 2025 * Business Mix chart represents gross premiums written by line of business for trailing twelve months. $29 $43 $84 $122 Q3 2025 Q3 2026 9M 2025 9M 2026 96.8% 98.2% 99.6% 96.7% 54.3% 67.8% 60.3% 64.4% 30.4% 20.3% 27.5% 22.2% 12.1% 10.1% 11.8% 10.1% Q3 2025 Q3 2026 9M 2025 9M 2026 ($ in millions) Casualty 23% Financial 17% Health 3%Multiline 43% Specialty 14% Gross Premiums Written Business Mix Combined Ratio Underwriting Expense Ratio Acquisition Cost Ratio Loss Ratio Key Highlights

Our Selectivity Generally early-stage only — $250K–$2M checks Every deal must stand on its own underwriting merits — we do not subsidize unprofitable business to maintain relationships Every investment assessed on value proposition, people, technology, and market access Low concentration risk, with diverse portfolio (by geography, platform and class of business) across active programs Increasing use of third-party capital to manage growth Innovations — Our Approach to Partnering We invest early in innovative insurance and MGA start-ups, gaining preferential access to underwriting business as partners scale greenlightre.com 15 Investment-led access to underwriting opportunities Our Advantages Three highly rated (re)insurance platforms: Syndicate 3456 ("A+" FSR), Greenlight Reinsurance, Ltd. (Cayman) ("A" FSR), and Greenlight Reinsurance (Ireland), dac ("A" FSR) Often act as lead market, setting terms that align MGA incentives; commercial (re)insurance agreements in most deals Provides fee generating opportunities for the Group Innovations maximum limit exposure is low (net limits < $2m for 95%+ of segment GWP) through a combination of line size, third-party capital and reinsurance Our Results Currently over 45 active portfolio companies GWP CAGR of 18% (2023–2025) Investment portfolio carried value of ~$65M Composite ratios (loss + acquisition) of 94% (2023), 92% (2024) and 91% (2025) First investment in 2018 Recently announced strategic partnership with Hippo (NYSE: HIPO) for additional US admitted aligned capacity and co-investments

Solasglas Investments Update greenlightre.com 16

Annual Average Returns Since 2021: 10.2% Greenlight Capital, Inc., an affiliate of DME Advisors, Solasglas’ investment advisor, was founded in 1996 by our Chairman David Einhorn and is recognized for its disciplined, research-driven investment strategy DME Advisors conducts deep fundamental analysis of financials, strategy, and prospects to identify both undervalued and overvalued securities Greenlight Re has employed this value-oriented approach since its inception Objective is to maximize total risk-adjusted returns supporting long-term book value growth Investment Approach Solasglas Investments, LP is the dedicated investment fund managed by DME Advisors, for the benefit of Greenlight Re and its affiliates, into which Greenlight Re allocates its investment assets DME Advisors serves as general partner and owns approximately 18% of Solasglas Investment Portfolio is currently 70% of Greenlight Re’s adjusted surplus Investment Portfolio Solasglas Investments, LP: A Differentiated Investment Strategy 17 Annual Investment Returns greenlightre.com *Investment returns stated in this presentation reflect the total returns, net of fees and expenses. Investment returns are calculated monthly and compounded to calculate the quarterly and annual returns. The monthly investment return is calculated by dividing the investment income/loss (net of fees and expenses) by the Investment Portfolio. Actual investment income may vary depending on cash flows into and out of the investment account. Past performance is not necessarily indicative of future results. Annual average returns since 2021 is calculated from January 2021 through October 2026 and annual average returns since inception is calculated from August 2004 through October 2026. Monthly investment returns are posted on the Investor section of our corporate website. 7.5% 25.3% 9.4% 9.8% 7.5% 2021 2022 2023 2024 2025 Annual Average Returns Since Inception: 5.8% 2026 YTD Returns (through Oct.): 0.0%

Investing in Greenlight Re 18greenlightre.com

greenlightre.com 19 Why Invest in Greenlight Re? Seasoned and Refreshed Executive Leadership Focused on underwriting culture and results-driven decision-making Well-Positioned and Diversified Specialty property and casualty reinsurance portfolio with a diversified risk profile Innovations Business is Maturing Now a distinct reporting segment with strong momentum and disciplined growth Differentiated Long/Short Investment Strategy Designed to continue to generate strong returns in volatile markets Strong Balance Sheet Supported by a recent upgrade from A.M. Best and very low debt leverage ratio Returning Value to Shareholders Repurchased 5.4% of outstanding shares for $30.5 million in 2026 (as of October 30)

Executive and Underwriting Leadership



Greg Richardson
Chief Executive Officer
Joined 2024
(formerly TransRe)

AVERAGE INDUSTRY EXPERIENCE: 20+ Years

Executive Team Comprised of Significant Greenlight Re Tenure and Fresh Perspectives



Faramarz Romer
Chief Financial Officer
Joined 2007
(formerly KPMG)



Patrick O'Brien
CEO Ireland & COO
Joined 2016
(formerly Liberty)



David Sigmon
General Counsel
Joined 2023
(formerly Everest)

Our Executive Team Is Focused on Executing Five Core Values

- Nimble
- Innovative
- Excellence
- Accountable
- Collaborative



Tom Curnock
Group CUO
Joined 2009
(formerly Aon)



Brian O'Reilly
Head of Innovations
Joined 2013
(formerly ICW Group)



Richard Strommer
Chief Actuary
Joined 2017
(formerly EY)



Kagabo Ngiruwonsanga
CUO, Innovations
Joined 2011
(formerly Liberty)



Regan Cairns
CUO, Cayman Islands
Joined 2018
(formerly KPMG)



Finbar Griffin
CUO, Ireland
Joined 2018
(formerly Travelers)



Martin Vezina
Head of Underwriting Analytics
Joined 2025
(formerly Allianz)



Ian McGuire
Active Underwriter, Syndicate 3456
Joined 2026
(formerly Argenta)

greenlightre.com
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Appendix 21greenlightre.com

Fully Diluted Book Value Per Share

The key non-GAAP financial measure used in this Presentation is fully diluted book value per share. Our primary financial goal is to increase fully diluted book value per share over the long term. We use fully diluted book value as a financial measure in our long-term incentive compensation plan. We believe that long-term growth in fully diluted book value per share is the most relevant measure of our financial performance because it provides management and investors a yardstick to monitor the shareholder value generated. Fully diluted book value per share may also help our investors, shareholders, and other interested parties form a basis of comparison with other companies within the property and casualty reinsurance industry. Fully diluted book value per share should not be viewed as a substitute for the most comparable U.S. GAAP measure, which in our view is the basic book value per share. We calculate basic book value per share as (a) ending shareholders' equity, divided by (b) the total ordinary shares issued and outstanding, as reported in the consolidated financial statements. Fully diluted book value per share represents basic book value per share combined with any dilutive impact of in-the-money stock options (assuming net exercise) and all outstanding restricted stock units "RSUs". We believe these adjustments better reflect the ultimate dilution to our shareholders.

The following table presents a reconciliation of the fully diluted book value per share to basic book value per share (the most directly comparable U.S. GAAP financial measure):

	December 31, 2020	December 31, 2021	December 31, 2022	December 31, 2023	December 31, 2024	December 31, 2025	September 30, 2026
Numerator for basic and fully-diluted book value per share:							
Total equity as reported under U.S. GAAP	$ 464,857	$ 475,663	$ 503,120	$ 596,095	$ 635,879	$ 707,977	$ 694,547
Denominator for basic and fully diluted book value per share:							
Ordinary shares issued and outstanding as reported and denominator for basic book value per share	34,514,790	33,844,446	34,824,061	35,336,732	34,831,324	33,897,709	32,460,395
Add: In-the-money stock options and all outstanding RSUs	116,722	154,134	277,960	264,870	590,001	755,997	971,100
Denominator for fully diluted book value per share	34,631,512	33,998,580	35,102,021	35,601,602	35,421,325	34,653,706	33,431,495
Basic book value per share	$ 13.47	$ 14.05	$ 14.45	$ 16.87	$ 18.26	$ 20.89	$ 21.40
Fully diluted book value per share	**$ 13.42**	**$ 13.99**	**$ 14.33**	**$ 16.74**	**$ 17.95**	**$ 20.43**	**$ 20.78**

(expressed in thousands U.S. dollars, except per share amounts)

greenlightre.com

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greenlightre.com 23 Fully Diluted Book Value Per Share (Quarterly) The following table presents a reconciliation of the fully diluted book value per share to basic book value per share (the most directly comparable U.S. GAAP financial measure): Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Numerator for basic and fully-diluted book value per share: Total equity as reported under U.S. GAAP $ 663,318 $ 658,889 $ 707,977 $ 741,172 $ 697,682 $ 694,547 Denominator for basic and fully diluted book value per share: Ordinary shares issued and outstanding as reported and denominator for basic book value per share 34,198,153 34,099,226 33,897,709 33,684,902 32,881,538 32,460,395 Add: In-the-money stock options and all outstanding RSUs 775,124 757,505 755,997 950,199 972,651 971,100 Denominator for fully diluted book value per share 34,973,277 34,856,731 34,653,706 34,635,101 33,854,189 33,431,495 Basic book value per share $ 19.40 $ 19.32 $ 20.89 $ 22.00 $ 21.22 $ 21.40 Fully diluted book value per share $ 18.97 $ 18.90 $ 20.43 $ 21.40 $ 20.61 $ 20.78 (expressed in thousands U.S. dollars, except per share amounts)

Segment Descriptions greenlightre.com 24 Open Market Segment We provide treaty reinsurance to insurance companies on a global basis, written on a proportional or non-proportional (also known as excess of loss) basis. The Open Market segment has the following lines of business: • Financial: includes primarily mortgage, trade credit, surety, transactional liability, and financial multiline coverage. • Health: includes primarily accident and critical illness coverage. • Multiline: includes predominantly our FAL business across diverse lines, coupled with multiline commercial and personal auto liability, business owners’ policy (“BOP”), and multiline commercial coverage. • Property: includes mainly commercial property and property catastrophe coverage. • Specialty: includes primarily agriculture, cyber, marine and energy, aviation and space, specialty multiline, and war, political violence and terrorism coverage. • Casualty: includes primarily general liability, umbrella, multiline casualty, and workers’ compensation coverage. Innovations Segment Innovation-related Investments We make strategic investments in promising startup companies and managing general agents, subject to investment guidelines as approved by our Board of Directors, in addition to providing (re)insurance capacity on a case-by-case basis. These private investments consist primarily of preferred equity securities. Innovation-related Underwriting We provide underwriting capacity to our program partners through insurance and reinsurance structures on a global basis, written on a proportional or non- proportional basis. The Innovations segment has the following lines of business: • Financial: includes predominantly miscellaneous financial coverage. • Health: includes primarily travel and other miscellaneous health coverage. • Multiline: includes mostly BOP and multiline commercial coverage, in addition to business written from our Syndicate 3456 (multiple lines of business). • Specialty: includes primarily contingency liability and travel-related (e.g., trip cancellation / interruption, baggage and personal effects, and medical insurance) coverage. • Casualty: includes primarily general liability and multiline casualty coverage.

INVESTOR & MEDIA CONTACT David E. Sigmon, General Counsel dsigmon@greenlightre.com GREENLIGHT CAPITAL RE, LTD. 65 Market Street, Suite 1207 Jasmine Court, Camana Bay P.O. Box 31110 Grand Cayman, KY1-1205 Cayman Islands